EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------              Reporting Period:   9/01/01-9/30/01
       Debtor

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in this case

                                                                                                    Document       Explanation
REQUIRED DOCUMENTS                                                             Form No.             Attached         Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1                     X
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CONT)              X
     Copies of bank statements                                                                          X
     Cash disbursement journals                                                                         X
Statement of Operations                                                       MOR-2                     X
Balance Sheet                                                                 MOR-3                     X
Status of Postpetition Taxes                                                  MOR-4                     X
     Copies of IRS Form 6123 or payment receipt                                                         X
     Copies of tax returns filed during reporting period                                                X
Summary of Unpaid Postpetition Debts                                          MOR-4                     X
     Listing of aged accounts payable                                                                   X
Accounts Receivable Reconciliation and Aging                                  MOR-5                     X
Debtor Questionnaire                                                          MOR-5                     X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


-------------------------------------            -------------------------------
Signature of Debtor                               Date



-------------------------------------            -------------------------------
Signature of Joint Debtor                         Date


/s/    Thomas E. Keogh                            October 16, 2001
-------------------------------------            -------------------------------
Signature of Authorized Individual*               Date



-------------------------------------            -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                        FORM MOR
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------                Reporting Period: 9/01/01-9/30/01
       Debtor

               SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

     Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reportedin the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursements listed in the disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]


                                                                                                                CUMULATIVE FILING
                                                 BANK ACCOUNTS                        CURRENT MONTH                  TO DATE
                                 OPER        PAYROLL   Canada P/R    Lockbox       ACTUAL      PROJECTED     ACTUAL       PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------

Cash Beginning of Month         36,254      27,159         --           --       63,413      277,400      977,761      977,761

RECEIPTS
Cash Sales                                                 --           --
Accounts Receivable             466,191                    --           --      466,191           --   18,270,707    13,473,000
Loans and Advances                   --                    --           --           --           --   11,870,000    15,544,000
Sale of Assets                       --                    --           --           --           --    3,994,300            --
Other (Attach List)              13,081                    --           --       13,081           --    1,735,702            --
Transfers (From DIP Accts)           --     15,000         --           --       15,000           --    5,978,815            --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                  479,272     15,000         --           --      494,272           --   41,849,524    29,017,000
-----------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Net Payroll                      19,454     25,222         --           --       44,676           --    4,852,906     5,014,000
Payroll Taxes                     1,602     11,574         --           --       13,176           --    1,171,508     1,089,000
Sales, Use & Other Taxes            339                    --           --          339           --      141,803       204,000
Inventory Purchases             227,891                    --           --          980           --    3,673,496     4,835,000
Secured Rental/Leases             3,638                    --           --        1,506           --      476,473       651,000
Insurance                            --                    --           --           --                   342,000       667,000
Administrative                   13,831       (141)        --           --       13,690           --      518,627     1,254,000
Selling                           2,109                    --           --        2,109           --      638,279       831,000
Other (Attach List)             432,996                    --           --      432,996           --   24,996,192    17,118,000

Owner Draw*                                                --           --

Transfers (To DIP Accts)             --                    --           --          --            --    5,460,792     1,467,000

Professional Fees                                          --           --          --                     50,000        50,000
U.S. Trustee Quarterly Fees          --                    --           --          --            --       24,000        24,000
Court Costs                                                --           --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS             472,817      36,655        --           --      509,472           --   43,091,946    33,204,000
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                     6,455     (21,655)       --           --      (15,200)          --   (1,736,694)   (4,187,000)
-----------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH              42,709       5,504        --           --       48,213      277,400     (758,933)   (3,209,239)
-----------------------------------------------------------------------------------------------------------------------------------

*Compensation to sole proprietors for services rendered to bankruptcy estate

Note: In order to be consistent with our Budgets the line above labeled "Net Payroll" includes the gross salaries. In addition the line above labeled "Payroll Taxes" also includes all fringe benefit disbursements.

                 THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements                                                                              509,472
Less: Transfers to Debtor in Possession Accounts                                                      --
Plus: Estate Disbursements made by outside sources (i.e. from escrow account)                         --
                                                                                               ---------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                  509,472
                                                                                               =========

                                                                      FORM MOR-1
                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Corporation                                       Case No. 00-35667
Schedule MOR 1                                 Reporting Period: 9/01/01-9/30/01
Continuation Sheet

                                                 Current Month                   Cummulative
                                            Actual       Projected         Actual          Projected
                                            ------       ---------         ------          ---------
Explanation of Other Income
---------------------------
Pre Pet. Voids                              (5,706)                          39,472               0
QEL/QSM  Payments                            7,940                        1,342,985               0
Rental of Parking Lot                            0                            4,000               0
Misc COBRA pmts/refunds                       --                             39,877               0
Escrow from ADP                               --                            198,792               0
Insurance Claim/Refund                      10,847                          110,576               0
                                           -------            -----      ----------      ----------
   Total                                    13,081                0       1,735,702               0
                                           =======            =====      ==========      ==========

Explanation of Other Disbursements
----------------------------------
Congress Repayments                           --               --        18,674,897      13,076,000
First Union Loan Repayments                      0                0         535,000         620,000
Interest Expense                              --                  0          21,139          24,000
Commissions                                  5,814             --           634,583       1,232,000
Engineering                                      0             --             5,000          99,000
Samsung Settlement Payment                   2,182             --         1,530,053            --
Investment                                 425,000             --         3,575,000            --
QEL Requirements                                 0                0         450,000         600,000
                                           -------            -----      ----------      ----------
   Total                                   432,996             --        25,425,672      15,651,000
                                           =======            =====      ==========      ==========


                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 9/01/01-9/30/01
          Debtor

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


REVENUES                                                  Month        Cumulative Filing to Date
--------                                                  -----        -------------------------


Gross Revenues                                        $    (5,700)             $ 17,458,325
Less: Returns and Allowances                                 --                       --
                                                      -----------              ------------
Net Revenue                                                (5,700)              17,458,325
                                                      ===========              ============

COST OF GOODS SOLD
Beginning Inventory                                          --                 15,046,970
Add: Purchases                                               --                  4,895,468
Add: Cost of Labor                                           --                    396,512
Add: Other Costs (attach schedule)                           --                  1,632,620
Less: Ending Inventory                                       --                       --
Cost of Goods Sold                                           --                 21,971,570
Gross Profit                                               (5,700)              (4,513,245)

Advertising                                                  --                     50,467
Auto and Truck Expense                                       --                       --
Bad Debts                                                    --                     52,000
Contributions                                                --                       --
Employee Benefit Programs                                    --                    161,360
Insider Compensation*                                        --                       --
Insurance                                                  40,150                  357,768
Management Fees/Bonuses                                      --                       --
Office Expense                                             21,450                  123,364
Pension & Profit-Sharing Plans                               --                       --
Repairs and Maintenance                                      --                     54,962
Rent and Lease Expense                                       --                    388,216
Salaries/Commissions/Fees                                  32,060                3,492,832
Supplies                                                     --                      2,005
Taxes -- Payroll                                           (3,939)                 398,711
Taxes -- Real Estate                                         --                     12,401
Taxes -- Other                                            (49,661)                  48,719
Travel and Entertainment                                      358                  392,852
Utilities                                                 (12,062)                 174,356
Other (attach schedule)                                    21,961                  907,064

Total Operating Expenses Before Depreciation               50,317                6,617,077

Depreciation/Depletion/Amortization                          --                    269,423
Net Profit (Loss) Before Other Income & Expenses          (56,017)             (11,399,745)
                                                      -----------              ------------

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                           (163,570)              12,420,336
Interest Expense                                             --                    535,521
Other Expense (attach schedule)                              --                  4,001,000
Net Profit (Loss) Before Reorganization Items            (219,587)              (3,515,930)
                                                      -----------              ------------

REORGANIZATION ITEMS
Professional Fees                                            --                    800,000
U.S. Trustee Quarterly Fees                                  --                     24,000
Interest Earned on Accumulated Cash
  from Chapter 11 (see continuation sheet)                   --                     (3,715)
(Gain)/Loss from Sale of Equipment                           --                  5,509,232
Other Reorganization Expenses (attach schedule)         6,448,734                8,623,734
Total Reorganization Expenses                           6,448,734               14,953,251
Income Taxes                                                 --                   (175,754)
                                                      -----------              ------------
Net Profit (Loss)                                      (6,668,321)             (18,293,427)
                                                      ===========              ============



*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 9/01/01-9/30/01
          Debtor

                  STATEMENT OF OPERATIONS - continuation sheet

                                                             Cumulative
BREAKDOWN OF OTHER CATEGORY                  Month         Filing to Date
--------------------------------------------------------------------------
Other Costs
Overhead Absorption                               --           1,433,044
Service Labor Costs                               --             409,337
Warranty Costs                                    --             513,758
Non-Inventory Reserve Expenses                    --            (723,519)
                                             ---------         ---------
  Total                                           --           1,632,620
                                             =========         =========

Other Operational Expenses
Freight                                            711            75,147
Bank Charges & LOC Fees                            (50)          396,014
Professional Fees                               21,300           180,064
Patent Royalties                                  --             255,839
                                             ---------         ---------
  Total                                         21,961           907,064
                                             =========         =========

Other Income
Dividend /Forgiveness of Intercompany
  Debt from Subsidiaries                      (178,865)       12,385,817
Gain Realized by liquidation of
  Quad Foreign Sales (Subsidiary)                 --              19,224
Interest Income                                 15,295            15,295
                                             ---------         ---------
  Total                                       (163,570)       12,420,336
                                             =========         =========

Other Expenses

Loss realized by liquidation of
  Hitech (subsidiary)                             --           4,020,000
Gain/Loss on sale to Tyco                         --             (19,000)
                                             ---------         ---------
 Total                                            --           4,001,000
                                             =========         =========

Other Reorganization Expenses
Settlement payment to Samsung                6,500,000         8,000,000
Severance Expense                              (51,266)          448,734
Retention Expense                                 --             175,000
                                             ---------         ---------
 Total                                       6,448,734         8,623,734
                                             =========         =========




Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.



                                                               FORM MOR-2 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 9/01/01-9/30/01
          Debtor
                                  BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                 BOOK VALUE
                                                  AT END OF          BOOK VALUE
                                                   CURRENT               ON
                                                  REPORTING           PETITION
                ASSETS                              MONTH               DATE
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                   3,137,720           161,799
Restricted Cash and Cash Equivalents
  (see continuation sheet)                              5,504           815,962
Accounts Receivable (Net)                             796,611         3,130,385
Notes Receivable                                         --                --
Inventories                                              --          15,046,970
Prepaid Expenses                                       51,452           433,952
Professional Retainers                                   --                --
Other Current Assets (attach schedule)                354,198          (325,421)
                                                   ----------        ----------
TOTAL CURRENT ASSETS                                4,345,485        19,263,647
                                                   ==========        ==========

PROPERTY AND EQUIPMENT
Real Property and Improvements                           --             276,575
Machinery and Equipment                                  --           2,124,028
Furniture, Fixtures and Office Equipment                 --           3,210,503
Leasehold Improvements                                   --             330,078
Vehicles                                                 --              30,594
Less Accumulated Depreciation                            --           4,324,223
                                                   ----------        ----------
TOTAL PROPERTY & EQUIPMENT                               --           1,647,555
                                                   ==========        ==========

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                      6,599,779         1,054,423
TOTAL OTHER ASSETS                                  6,599,779         1,054,423
                                                   ----------        ----------
TOTAL ASSETS                                       10,945,264        21,965,625
                                                   ==========        ==========

                                                           BOOK VALUE
                                                            AT END OF         BOOK VALUE
                                                             CURRENT              ON
                                                            REPORTING          PETITION
        LIABILITIES AND OWNER EQUITY                          MONTH              DATE
------------------------------------------------------------------------------------------

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                               16,739         8,246,757
Taxes Payable (refer to FORM MOR-4)                           452,702           370,167
Wages Payable                                                 197,284           671,333
Notes Payable                                                    --                --
Rent/Leases --- Building/Equipment                               --             220,133
Secured Debt / Adequate Protection Payments                      --           6,317,257
Professional Fees                                             722,129              --
Amounts Due to Insiders*                                         --                --
Other Postpetition Liabilities (attach schedule)              466,248         3,861,109
                                                           ----------        ----------
TOTAL POSTPETITION LIABILITIES                              1,855,102        19,686,756
                                                           ==========        ==========

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts Payable Accrual                                    6,229,641
Priority Debt                                                 165,840              --
Unsecured Debt                                              9,142,705              --
                                                           ----------        ----------
TOTAL PRE-PETITION LIABILITIES                             15,538,186              --
                                                           ----------        ----------
TOTAL LIABILITIES                                          17,393,288        19,686,756
                                                           ==========        ==========

OWNER EQUITY
Capital Stock                                                 135,531           135,531
Additional Paid-In Capital                                 24,733,708        24,733,708
Partners' Capital Account                                        --                --
Owner's Equity Account                                           --
Retained Earnings --- Pre-Petition                        (22,590,370)      (22,590,370)
Retained Earnings --- Postpetition                         (8,726,893)             --
Adjustments to Owner Equity (attach schedule)                    --
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)                                      --                --
                                                           ----------        ----------
NET OWNER EQUITY                                           (6,448,024)        2,278,869
                                                           ----------        ----------
TOTAL LIABILITIES AND OWNERS EQUITY                        10,945,264        21,965,625
                                                           ==========        ==========






*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems                                           Case No. 00-35667
        ------------                           Reporting Period: 9/01/01-9/30/01
          Debtor

                       BALANCE SHEET - continuation sheet

                                          BOOK VALUE
                                           AT END OF          BOOK VALUE
                                            CURRENT               ON
                                           REPORTING           PETITION
                ASSETS                       MONTH               DATE
--------------------------------------------------------------------------
Other Current Assets

Accts Rec -- Misc                          237,377                 537
Temp. Empl Advances                           --                43,891
Permanent Advances                            --                   921
Deposits                                    37,470              40,437
Interco -- Current                          79,351            (411,207)


Other Assets

Acquisition Costs -- QEL                      --                 8,598
Patent Costs                                  --                 1,977
Invest -- Hitech/QSM                          --             4,026,831
Invest -- QEL                            1,937,500           2,500,000
Interco -- Long Term                          --           (10,145,262)
Invest -- QSL                            4,662,279           4,662,279



                                        BOOK VALUE
                                         AT END OF          BOOK VALUE
                                          CURRENT               ON
                                         REPORTING           PETITION
LIABILITIES AND OWNER EQUITY               MONTH               DATE
------------------------------------------------------------------------

Other Postpetition Liabilities
Deferred Revenue                           --          1,151,531
Customer Deposits                       106,195          416,644
Accrued Expenses                         58,616        1,872,647
Commission Payable                      301,437          420,287



Postpetition Contributions
 (Distributions) (Draws)



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
                                                               FORM MOR-3 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 9/01/01-9/30/01
          Debtor
                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                                                Amount
                                                  Beginning   Withheld or    Amount                    Check No.      Ending Tax
                                               Tax Liability    Accrued       Paid        Date Paid     or EFT        Liability
-----------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                             -          7,333        7,333       9/14,9/28     ADP EFT                -
FICA-Employee                                           -          1,231        1,231       9/14,9/28     ADP EFT                -
FICA-Employer                                           -          1,231        1,231       9/14,9/28     ADP EFT                -
Unemployment                                            -             39           39       9/14,9/28     ADP-EFT                -
Income                                                  -              -            -           -            -                   -
Other:  Tax Accounting Accrual
  Only from prior years                           352,702              -            -                                      352,702
                                                ---------        -------      -------       ------      -------          ---------
Total Federal Taxes                               352,702          9,834        9,834            -           -            352,702
                                                ---------        -------      -------       ------      -------          ---------

State and Local
Withholding                                             -          1,408        1,408       9/14,9/28    ADP EFT                -
Sales                                             100,000              -            -            -           -             100,000
Excise                                                                                                                          -
Unemployment                                            -            332          332       9/14,9/28    ADP EFT                -
Real Property                                                                                                                   -
Other: Canadian P/R Taxes                                                                                                       -
                                                ---------        -------      -------       ------      -------          ---------
Total State and Local                             100,000          1,740        1,740          -                           100,000
                                                ---------        -------      -------       ------      -------          ---------
Total Taxes                                       452,702         11,574       11,574                                      452,702
                                                ---------        -------      -------       ------      -------          ---------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                       Number of Days Past Due
                                                 -------------------------------------------------------------
                                                 Current          0-30         31-60        61-90      Over 90        Total
                                                 -------          ----         -----        -----      -------        -----

Accounts Payable                                                             16,739          -                            16,739
Wages Payable                                     197,274                                                                197,274
Taxes Payable                                     452,702                                                                452,702
Rent/Leases-Building                                    -                                                                      -
Rent/Leases-Equipment                                   -                                                                      -
Secured Debt/Adequate Protection Payments               -                                                                      -
Professional Fees                                 722,129                                                                722,129
Amounts due to Insiders*                                -                                                                      -
Other:                                                                                                                         -
Other:                                                                                                                         -
                                                ---------        -----       ------       ------      -------          ---------
Total Postpetition Debts                        1,372,105           -        16,739          -            -            1,388,844
                                                =========        =====       ======       ======      =======          =========

Explain how and when the Debtor intends to pay any past due postpetition debts.


Note: above Taxes Payable in Past Due Column represents an prior year accounting accrual only. It does not represent an actual payment due.

Note: $100,000. Accrued for a California Sales Tax Audit.


*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 9/01/01-9/30/01
          Debtor

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                          Amount
----------------------------------                                          ------

Total Accounts Receivable at the beginning of the reporting period        1,444,913
+ Amounts billed during the period                                               --
- Amounts collected during the period                                       428,302
Total Accounts Receivable at the end of the reporting period              1,016,611

Accounts Receivable Aging
-------------------------
0 - 30 days old                                                              10,318
31 - 60 days old                                                            191,887
61 - 90 days old                                                            667,816
91+ days old                                                                146,590

Total Accounts Receivable                                                 1,016,611

Amount considered uncollectible (Bad Debt)                                 (220,000)

Accounts Receivable (Net)                                                   796,611




Note: the Accounts Receivable collections include the application of customer deposits received in prior periods

                                                                      FORM MOR-5
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 9/01/01-9/30/01
          Debtor
                                        DEBTOR QUESTIONNAIRE

Must be completed each month                                                                    Yes            No

1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                                           X

2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                                 X

3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                               X

4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                        X


--------------------------------------------------------------------------------

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                                                                      FORM MOR-5
                                                                          (9/99)